UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—83.6%
Argentina—0.6%
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	$ 198,711
16.00% Bonds, 10/17/23	ARS	6,350,660	313,812
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	160,343
26.075% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	19,280,000	1,005,663
			1,678,529

Brazil—6.5%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	41,870,000	13,409,325
10.00% Unsec. Nts., 1/1/23	BRL	4,000,000	1,275,623
16.666% Unsec. Nts., 8/15/22[8]	BRL	1,130,000	1,128,954
18.093% Unsec. Nts., 5/15/45[8]	BRL	1,280,000	1,362,024
			17,175,926

Chile—4.0%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,860,000,000	3,208,697
4.50% Bonds, 3/1/21	CLP	3,850,000,000	6,639,069
4.50% Bonds, 3/1/26	CLP	400,000,000	672,225
			10,519,991

Colombia—6.8%
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	20,380,000,000	7,442,426
Series B, 7.50% Bonds, 8/26/26	COP	14,010,000,000	5,193,516
Series B, 10.00% Bonds, 7/24/24	COP	2,221,000,000	927,168
Series B, 11.00% Bonds, 7/24/20	COP	8,400,000,000	3,312,858
Series B, 11.25% Bonds, 10/24/18	COP	3,000,000,000	1,096,671
			17,972,639

Egypt—0.6%
Arab Republic of Egypt:
15.00% Bonds, 10/3/20	EGP	19,100,000	1,075,042
16.00% Unsec. Nts., 12/12/20	EGP	10,000,000	578,461
			1,653,503

Hungary—3.1%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	110,000,000	507,196
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,178,000,000	5,628,537
Series 27/A, 3.00% Bonds, 10/27/27	HUF	485,000,000	1,951,015
			8,086,748

India—4.1%
Republic of India, 7.72% Sr. Unsec. Nts., 5/25/25	INR	510,000,000	7,825,150
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	887,816

1        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India (Continued)
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	$ 460,524
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	768,579
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	759,636
			10,701,705

Indonesia—9.2%
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	58,000,000,000	4,299,269
Series FR63, 5.625% Sr. Unsec. Nts., 5/15/23	IDR	26,300,000,000	1,878,364
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	40,500,000,000	2,833,948
Series FR70, 8.375% Sr. Unsec. Nts., 3/15/24	IDR	12,000,000,000	960,105
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	3,239,149
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	46,330,000,000	3,612,857
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	7,543,470
			24,367,162

Malaysia—4.2%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,290,556
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,270,924
Series 0515, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	6,000,000	1,540,986
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,922,285
			11,024,751

Mexico—3.3%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	980,186
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	23,580,000	1,277,079
Series M, 8.00% Bonds, 11/7/47	MXN	20,000,000	1,072,294
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	16,030,000	902,573
Series M20, 10.00% Bonds, 12/5/24	MXN	48,800,000	2,922,747
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,540,000	312,854
Series M30, 10.00% Bonds, 11/20/36	MXN	18,000,000	1,157,279
			8,625,012

Peru—5.7%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	9,505,000	3,255,024
6.95% Sr. Unsec. Nts., 8/12/31[2]	PEN	710,000	255,131
7.84% Sr. Unsec. Nts., 8/12/20[2]	PEN	25,300,000	8,645,577
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	7,525,000	2,875,915
			15,031,647

Poland—4.7%
Republic of Poland:
Series 0726, 2.50% Bonds, 7/25/26	PLN	14,360,000	3,994,298

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Poland (Continued)
Republic of Poland: (Continued)
Series 0922, 5.75% Bonds, 9/23/22	PLN	25,500,000	$ 8,510,291
			12,504,589

Romania—1.3%
Romania, 5.95% Bonds, 6/11/21	RON	12,370,000	3,475,790

Russia—10.7%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	143,000,000	2,648,514
Series 6210, 6.80% Bonds, 12/11/19	RUB	182,600,000	3,264,157
Series 6211, 7.00% Bonds, 1/25/23	RUB	995,800,000	18,067,225
Series 6212, 7.05% Bonds, 1/19/28	RUB	17,000,000	304,836
Series 6216, 6.70% Bonds, 5/15/19	RUB	219,100,000	3,904,559
			28,189,291

South Africa—9.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,400,000	1,917,518
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	3,368,218
Series 2037, 8.50% Bonds, 1/31/37	ZAR	114,700,000	9,269,997
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	1,229,590
Series R186, 10.50% Bonds, 12/21/26	ZAR	24,200,000	2,351,205
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	66,250,000	5,564,421
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,725,264
			25,426,213

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka, Series A, 11.50%
Unsec. Nts., 12/15/21	LKR	75,000,000	508,626

Thailand—3.4%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	6,226,912
2.125% Sr. Unsec. Nts., 12/17/26	THB	83,400,000	2,605,946
			8,832,858

Turkey—4.6%
Republic of Turkey:
10.70% Bonds, 2/17/21	TRY	18,030,000	4,525,015
11.00% Bonds, 2/24/27	TRY	21,450,000	5,467,592
12.20% Bonds, 1/18/23	TRY	7,790,000	2,066,097
			12,058,704

Ukraine—0.2%
Ukraine, 7.375% Sr. Unsec. Nts., 9/25/32[2]		600,000	583,567

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Uruguay—0.8%
Oriental Republic of Uruguay:
9.126% Unsec. Nts., 6/29/18[3]	UYU	17,000,000	$582,899
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	41,825,000	1,512,988
			2,095,887
Total Foreign Government Obligations (Cost $213,886,061)			220,513,138

Corporate Bonds and Notes—6.7%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	789,185
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,194,688
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]		480,000	491,400
BBVA Bancomer SA, 5.125% [H15T5Y+265] Sub. Nts., 1/18/33[1,2]		875,000	852,600
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[2]		800,000	828,000
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		565,000	575,775
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[2]		450,000	463,500
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[2]		240,000	237,552
7.625% Sr. Unsec. Nts., 2/13/23[2]		1,070,000	1,053,950
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	77,617
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	985,160
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[2]		960,000	938,400
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		460,000	494,661
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]		800,000	796,000
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[2]	IDR	4,400,000,000	323,309
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		550,000	536,525
5.75% Sr. Unsec. Nts., 2/1/29		1,000,000	964,000
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	28,000,000	1,329,301
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	759,600
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	809,852
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[2]	MXN	2,300,000	117,476
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[2]		455,000	451,303
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		480,000	504,350
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[2]		440,000	442,255
YPF SA:
6.95% Sr. Unsec. Nts., 7/21/27[2]		695,000	702,158
16.50% Sr. Unsec. Nts., 5/9/22[2]	ARS	7,670,200	359,868
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		560,000	585,897
Total Corporate Bonds and Notes (Cost $18,772,723)			17,664,382

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Short-Term Notes—4.2%
Arab Republic of Egypt Treasury Bills:
16.166%, 10/9/18[3]	EGP	8,100,000	$415,344
17.766%, 4/17/18[3]	EGP	12,000,000	663,430
18.973%, 7/24/18[3]	EGP	20,000,000	1,065,238
20.112%, 5/29/18[3]	EGP	19,500,000	1,065,314
Argentine Republic Treasury Bills:
25.609%, 4/18/18[3]	ARS	32,000,000	1,537,367
27.102%, 6/21/18[3]	ARS	20,870,000	960,991
Federal Republic of Nigeria Treasury Bills:
15.388%, 10/18/18[3]	NGN	765,000,000	1,937,291
20.136%, 8/2/18[4]	NGN	740,000,000	1,936,068
Oriental Republic of Uruguay Treasury Bills, 9.216%, 6/8/18[3]	UYU	20,700,000	717,071
United States Treasury Bills, 1.629%, 6/14/18[3]		750,000	746,434
Total Short-Term Notes (Cost $11,211,853)			11,044,548

Counter- party			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.0%
EUR Currency Call[5]	GSCO-OT	HUF	307.400	4/2/18	EUR 105,400	EUR 2,560	731
MXN Currency Call[5] GSCO-OT		MXN	18.100	2/15/19	MXN 3,991,050	MXN 202,177	155,474
						ZAR
ZAR Currency Put[5]	JPM	ZAR	13.000	4/5/18	ZAR 1,300,000	68,510	6,440
Total Over-the-Counter Options Purchased (Cost $318,803)							162,645

						Shares
Investment Company—4.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.31%[6,7] (Cost $10,512,930)						10,512,930	10,512,930
Total Investments, at Value (Cost $254,702,370)						98.5%	259,897,643
Net Other Assets (Liabilities)						1.5	3,891,997

Net Assets						100.0%	$263,789,640

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,753,574 or 10.90% of the Fund’s net assets at period end.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Current yield as of period end.

5. Non-income producing security.

6. Rate shown is the 7-day yield at period end.

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	May 31,	Gross	Gross	February 28,
	2017	Additions	Reductions	2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,851,978	129,328,469	124,667,517	10,512,930

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$10,512,930	$37,391	$—	$—

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$28,189,291	10.9%
South Africa	26,417,813	10.2
Indonesia	24,690,470	9.5
Brazil	20,419,256	7.9
Colombia	18,513,757	7.1
Mexico	15,124,587	5.8
Peru	15,031,647	5.8
Poland	12,504,589	4.8
Turkey	12,058,704	4.6
United States	11,259,364	4.3
Malaysia	11,024,752	4.2
India	10,701,706	4.1
Chile	10,519,991	4.1
Thailand	8,832,858	3.4
Hungary	8,086,748	3.1
Argentina	5,814,687	2.2
Egypt	4,862,828	1.9
Nigeria	4,459,256	1.7
Romania	3,475,790	1.3
Uruguay	2,812,958	1.1
Cayman Islands	938,400	0.4
Ireland	828,000	0.3
Bermuda	796,000	0.3
Ukraine	583,567	0.2
Sri Lanka	508,626	0.2
United Arab Emirates	504,350	0.2
Mauritius	494,661	0.2

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Geographic Holdings (Continued)	Value	Percent
China	$442,255	0.2%
Eurozone	732	0.0

Total	$259,897,643	100.0%

Forward Currency Exchange Contracts as of February 28, 2018
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BAC	03/2018	COP	589,000	USD	194	$11,655	$—
BAC	03/2018	INR	12,100	USD	189	—	3,655
BAC	03/2018	MYR	25,955	USD	6,620	—	13,665
BAC	03/2018	PEN	2,080	USD	640	—	3,946
BAC	03/2018	RUB	35,500	USD	624	4,297	—
BAC	03/2018	USD	1,642	COP	4,961,000	—	88,363
BAC	03/2018	USD	2,842	TRY	10,880	—	3,486
BOA	03/2018	CLP	118,000	USD	194	3,908	—
BOA	03/2018	COP	11,068,000	USD	3,710	156,435	5,585
BOA	03/2018	CZK	20,910	USD	972	31,855	—
BOA	03/2018	EUR	1,910	USD	2,331	—	124
BOA	03/2018	HUF	563,600	USD	2,216	3,810	26,693
BOA	03/2018	IDR	33,725,500	USD	2,477	—	33,174
BOA	03/2018	MXN	44,376	USD	2,297	49,430	—
BOA	03/2018	PHP	30,800	USD	607	—	17,236
BOA	03/2018	PLN	39,653	USD	11,121	471,042	3,525
BOA	03/2018	RON	420	USD	107	2,828	—
BOA	03/2018	RUB	54,600	USD	948	19,391	—
BOA	03/2018	THB	130,300	USD	4,073	81,318	1,718
BOA	03/2018	TRY	3,595	USD	929	11,336	—
BOA	08/2018	USD	2,363	EUR	1,910	—	1,034
BOA	03/2018	USD	875	HUF	220,000	18,619	—
BOA	03/2018	USD	3,015	INR	196,550	11,505	—
BOA	03/2018	USD	5,840	PEN	18,955	41,891	—
BOA	03/2018	USD	2,187	PLN	7,510	6,662	14,400
BOA	03/2018	USD	10,104	RUB	602,500	—	567,088
BOA	03/2018	USD	3,998	ZAR	48,530	17,298	121,404
BOA	03/2018	ZAR	46,100	USD	3,762	137,372	3,162
CITNA-B	03/2018	CLP	204,000	USD	335	7,549	—
CITNA-B	03/2018	CZK	2,900	USD	137	2,272	—
CITNA-B	08/2018	GHS	7,110	USD	1,506	—	20,906
CITNA-B	03/2018	INR	9,000	USD	139	—	1,765
CITNA-B	03/2018	MXN	7,800	USD	415	—	2,535
CITNA-B	03/2018	RON	350	USD	89	3,024	—
CITNA-B	03/2018	THB	18,300	USD	573	10,243	—
CITNA-B	03/2018	TRY	490	USD	124	4,479	—
CITNA-B	03/2018	USD	1,785	CLP	1,063,000	—	1,140
CITNA-B	03/2018	USD	1,300	COP	3,727,000	—	253
CITNA-B	03/2018	USD	3,331	PEN	10,770	36,995	—
CITNA-B	03/2018	ZAR	10,090	USD	788	64,995	—
DEU	03/2018	RON	1,150	USD	298	3,309	—
DEU	03/2018	USD	1,842	PEN	5,950	21,775	—
GSCO-OT	03/2018 - 04/2018	BRL	3,640	USD	1,132	—	11,592

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
GSCO-OT	03/2018	CLP	137,000	USD	227	$3,753	$104
GSCO-OT	03/2018	COP	596,000	USD	209	—	1,193
GSCO-OT	03/2018	CZK	500	USD	24	—	169
GSCO-OT	03/2018	EUR	1,215	USD	1,446	37,141	—
GSCO-OT	03/2018	HUF	111,000	USD	435	4,643	7,917
GSCO-OT	03/2018	ILS	8,870	USD	2,513	40,368	—
GSCO-OT	03/2018	MXN	73,500	USD	3,846	55,361	15,011
GSCO-OT	03/2018	PEN	1,450	USD	447	134	3,112
GSCO-OT	03/2018	PLN	2,000	USD	591	2,629	9,165
GSCO-OT	03/2018	RON	3,105	USD	809	12,337	7,404
GSCO-OT	03/2018	RUB	60,200	USD	1,049	16,825	—
GSCO-OT	03/2018	TRY	8,790	USD	2,298	4,464	4,177
GSCO-OT	03/2018	USD	872	BRL	2,830	537	—
GSCO-OT	03/2018	USD	1,377	CLP	834,000	—	24,411
GSCO-OT	03/2018	USD	2,102	COP	6,054,000	—	10,019
GSCO-OT	03/2018	USD	6,023	MXN	111,900	105,603	—
GSCO-OT	03/2018	USD	593	PLN	2,030	3,140	3,071
GSCO-OT	03/2018	USD	4,939	ZAR	63,130	—	396,968
GSCO-OT	03/2018	ZAR	53,040	USD	4,262	221,352	—
HSBC	03/2018	MXN	31,000	USD	1,649	—	10,150
HSBC	03/2018	PLN	1,160	USD	342	—	3,432
HSBC	03/2018	THB	1,600	USD	50	667	—
HSBC	03/2018	USD	1,331	COP	3,837,000	—	7,334
JPM	03/2018 - 04/2018	BRL	65,986	USD	20,307	10,568	29,111
JPM	03/2018	COP	4,154,000	USD	1,437	12,224	451
JPM	03/2018	CZK	77,100	USD	3,758	1,811	54,098
JPM	03/2018	EUR	920	USD	1,074	48,694	—
JPM	03/2018	HUF	682,660	USD	2,597	64,916	5,140
JPM	03/2018	INR	26,500	USD	414	—	9,593
JPM	03/2018	MXN	13,900	USD	731	3,877	—
JPM	08/2018	NGN	365,000	USD	984	42,502	—
JPM	03/2018	PHP	3,600	USD	71	—	2,294
JPM	03/2018	PLN	1,740	USD	510	—	1,948
JPM	03/2018	RUB	163,000	USD	2,854	32,493	—
JPM	03/2018	THB	220,748	USD	6,807	228,701	—
JPM	03/2018	TRY	11,455	USD	2,913	82,842	—
JPM	10/2018	UAH	36,000	USD	1,224	19,214	15,156
JPM	03/2018	USD	10,184	BRL	32,993	22,457	—
JPM	03/2018	USD	2,790	CLP	1,761,000	—	168,733
JPM	03/2018	USD	628	COP	1,788,000	4,025	—
JPM	03/2018	USD	3,439	EUR	2,830	—	14,356
JPM	03/2018	USD	1,012	IDR	13,871,000	6,883	—
JPM	03/2018	USD	3,813	INR	246,100	52,735	—
JPM	08/2018	USD	954	NGN	365,000	—	72,082
JPM	03/2018	USD	1,507	RUB	89,800	—	83,257
JPM	03/2018	USD	1,493	TRY	5,670	10,319	—
JPM	03/2018	USD	3,437	ZAR	42,650	—	168,159
TDB	03/2018	BRL	27,483	USD	8,692	—	227,269

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
TDB	08/2018	EUR	1,215	USD	1,516	$—	$ 12,588
TDB	03/2018	USD	8,470	BRL	27,483	5,217	—
TDB	03/2018	USD	1,331	CLP	872,100	—	134,782
TDB	03/2018	USD	1,496	EUR	1,215	13,284	—

Total Unrealized Appreciation and Depreciation						$2,407,009	$ 2,449,103

Over-the-Counter Options Written at February 28, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		HUF		EUR

EUR Currency Call	GSCO-OT	314.300	4 /2/18	(2,560)	EUR 105,400	$10,983	$ (12,902)
		HUF		EUR

EUR Currency Put	GSCO-OT	302.550	4/2/18	(2,560)	EUR 105,400	5,273	(35)
		MXN		MXN

MXN Currency Put	GSCO-OT	21.975	2/15/19	(245,461)	MXN 4,845,488	269,331	(281,789)
		ZAR		ZAR

ZAR Currency Call	JPM	12.000	4/5/18	(63,240)	ZAR 1,200,000	50,903	(128,314)
		ZAR		ZAR

ZAR Currency Put	JPM	13.750	4/5/18	(72,463)	ZAR 1,375,000	32,901	(2,101)

Total Over-the-Counter Options Written						$369,391	$ (425,141)

Centrally Cleared Interest Rate Swaps at February 28, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Three-Month USD BBA LIBOR	2.102%	10/26/22	USD 6,300	$—	$137,630	$ 137,630
CITNA-B	Pay	MXN TIIE BANXICO	7.920	9/13/18	MXN 366,650	—	(1,858)	(1,858)
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 69,740	—	33,472	33,472
DEU	Pay	MXN TIIE BANXICO	6.915	8/10/22	MXN 42,000	—	(61,993)	(61,993)
DEU	Pay	MXN TIIE BANXICO	7.600	1/27/23	MXN 90,000	—	(9,846)	(9,846)
GSCOI	Pay	BZDI	9.145	1/4/21	BRL 28,700	—	164,786	164,786
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN 44,442	—	(25,193)	(25,193)
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.600	2/21/28	ZAR 22,750	—	(12,777)	(12,777)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN 30,275	—	15,818	15,818
GSCOI	Pay	BZDI	9.175	1/4/21	BRL 10,000	—	63,294	63,294
JPM	Pay	MXN TIIE BANXICO	7.895	2/21/20	MXN 278,500	—	28,006	28,006

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
JPM	Receive	MXN TIIE BANXICO	8.040%	2/11/28	MXN 73,500	$—	$(31,085)	$(31,085)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	1/9/28	ZAR 29,065	—	43,866	43,866
JPM	Pay	BZDI	10.500	7/1/20	BRL 114,140	—	60,314	60,314
JPM	Receive	BZDI	9.395	1/2/23	BRL 16,885	—	(47,358)	(47,358)
JPM	Receive	BZDI	7.535	1/2/19	BRL 49,135	—	(119,978)	(119,978)
JPM	Pay	BZDI	8.840	1/4/21	BRL 45,675	—	179,678	179,678
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD 2,111	—	34,774	34,774
SIB	Pay	MXN TIIE BANXICO	7.250	11/4/22	MXN 45,000	—	(38,301)	(38,301)
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 50,000	—	(79,677)	(79,677)
Total Centrally Cleared Interest Rate Swaps						$—	$333,572	$333,572

Over-the-Counter Interest Rate Swaps at February 28, 2018
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350%	6/5/22	INR 337,500	$—	$(63,498)	$(63,498)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010	11/10/22	MYR 5,000	—	(471)	(471)
CITNA-B	Pay	Three-Month COP IBR OIS Compound	6.660	6/9/18	COP 8,000,000	—	31,785	31,785
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP 6,130,100	—	27,644	27,644
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP 49,513,000	—	(52,728)	(52,728)
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 12,067,500	—	42,591	42,591
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 1,037,500	—	35,265	35,265
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	(83,445)	(83,445)
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 15,685,000	—	87,770	87,770
JPM	Pay	BZDI	10.130	7/1/19	BRL 50,370	—	157,340	157,340

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month COP IBR OIS			COP
SIB	Pay	Compound	5.900%	2/14/19	8,000,000	$—	$42,447	$ 42,447

Total Over-the-Counter Interest Rate Swaps						$—	$224,700	$ 224,700

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
GHS	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
LKR	Sri Lankan Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$220,513,138	$—	$220,513,138
Corporate Bonds and Notes	—	17,664,382	—	17,664,382
Short-Term Notes	—	11,044,548	—	11,044,548
Over-the-Counter Options Purchased	—	162,645	—	162,645
Investment Company	10,512,930	—	—	10,512,930

Total Investments, at Value	10,512,930	249,384,713	—	259,897,643
Other Financial Instruments:
Swaps, at value	—	424,842	—	424,842
Centrally cleared swaps, at value	—	761,638	—	761,638
Forward currency exchange contracts	—	2,407,009	—	2,407,009

Total Assets	$10,512,930	$252,978,202	$—	$263,491,132

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(425,141)	$—	$(425,141)
Swaps, at value	—	(200,142)	—	(200,142)
Centrally cleared swaps, at value	—	(428,066)	—	(428,066)
Forward currency exchange contracts	—	(2,449,103)	—	(2,449,103)

Total Liabilities	$—	$(3,502,452)	$—	$(3,502,452)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $75,993,068 and $56,792,448, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,492 and $61,031 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $32,415 and $57,716 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $46,547,079 and $114,322,490 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

During the period, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $26,211 on written swaptions.

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $453,037.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/20/2018